UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 PROXY STATEMENT

                             PURSUANT TO SECTION 14A
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X| Filed by a Party other than the Registrant |_|

Check the appropriate box:

      |_|   Preliminary Proxy Statement
      |_|   Confidential, for Use of the Commission Only [as permitted by Rule
            14a-6(e)(2)]
      |X|   Definitive Proxy Statement
      |_|   Definitive Additional Materials
      |_|   Soliciting Material Pursuant to Section 240.14a-12

                                  ALPHARX, INC.
                (Name of Registrant as Specified in its Charter)

                                       N/A
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

      |X|   No fee required.
      |_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.
            1)    Title of each class of securities to which transaction
                  applies:
            2)    Aggregate number of securities to which transaction applies:
            3)    Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            4)    Proposed maximum aggregate value of transaction: 0
            5)    Total fee paid: $0.00

      |_|   Fee paid previously with preliminary materials.
      |_|   Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
            1)    Amount Previously Paid:
            2)    Form, Schedule or Registration No.:
            3)    Filing Party:
            4)    Date Filed:

--------------------------------------------------------------------------------

                                  ALPHARX, INC.
                        10 -75 East Beaver Creek Unit 10
                      Richmond Hill, Ontario L4B 1B8 Canada
                            Telephone (905) 762-0745

March 12, 2003

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of AlphaRx, Inc. ("Corporation") to be held at 10:00 a.m. on Tuesday the 15th of April 2003 at the Sheraton Parkway Toronto North Hotel, Richmond Hill, Ontario, Canada L4B 1B2. Please find enclosed a Notice of Annual Meeting, a Proxy Statement describing the business to be transacted at the meeting, a proxy form for use in voting at the meeting and our annual report.

At the Annual Meeting, you will be asked (i) to elect five directors to the Corporation's board of directors; (ii) to ratify management's intention to appoint Deloitte & Touche L.L.P. as the independent accountants for the Corporation for the fiscal year ending September 30, 2003; (iii) to ratify the Corporation's 2003 Stock Incentive Plan; and (iii) to act upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The accompanying Notice of Annual Meeting and Proxy Statement fully describe the specific matters that will be acted upon. In addition to these matters, we will report on our progress and provide an opportunity for questions of general interest to our stockholders.

Thank you.

Sincerely,


/s/ Michael Lee
---------------
Michael Lee
Chairman of the Board of Directors

                                  ALPHARX, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that an Annual Meeting of Stockholders of AlphaRx, Inc. ("Corporation") will be held at 10:00 a.m. on Tuesday the 15th of April 2003 at the Sheraton Parkway Toronto North Hotel, Richmond Hill, Ontario, Canada L4B 1B2. At the Annual Meeting, stockholders will vote on the following matters:

(1) Electing five directors to serve a term of one year or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal from office;

(2) Ratifying management's intention to appoint Deloitte & Touche L.L.P. as the independent accountants for the Corporation for the fiscal year ending September 30, 2003;

(3)   Ratifying the Corporation's 2003 Stock Incentive Plan; and

(4) Transacting such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Information regarding the above matters is set forth in the Proxy Statement that accompanies this notice.

The board of directors of the Corporation has fixed the close of business on March 4, 2003, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. A complete list of the stockholders entitled to notice of and to vote at the Annual Meeting will be maintained at the Corporation's principal executive offices during ordinary business hours for a period of ten days prior to the Annual Meeting. The list will be open to the examination of any stockholder for any purpose germane to the Annual Meeting during this time. The stockholders list will also be produced at the time and place of the Annual Meeting and will be open during the whole time thereof.

By Order of the Board of Directors


/s/ Michael Lee
---------------
Michael Lee, Chairman of the Board of Directors

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

NON-U.S. SHAREHOLERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO SIGNATURE STOCK TRANSFER, INC., ATTN: JASON BOGUTSKI, AT (972) 612-4122 MR. BOGUTSKI' PHONE NUMBER IS (972) 612-4120.

IF YOU HOLD YOUR SHARES IN "STREET-NAME," PLEASE NOTE THAT ONLY YOUR BROKERAGE FIRM OR BANK CAN SIGN A PROXY ON YOUR BEHALF, AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. WE URGE YOU TO CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TODAY, AND INSTRUCT THEM TO EXECUTE A PROXY IN FAVOR OF THE MATTERS PRESENTED IN THE PROXY STATEMENT.

                                  ALPHARX, INC.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of AlphaRx, Inc. ("Corporation") to be held on Tuesday, the 15th of April, 2003 at 10:00 a.m. local time at the Sheraton Parkway Toronto North Hotel, Richmond Hill, Ontario, Canada L4B 1B2, and at any and all adjournments thereof. The accompanying proxy is solicited by the board of directors of the Corporation and is revocable by the stockholder anytime before it is voted. For more information concerning the procedure for revoking the proxy, see "Solicitation Procedures."

When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated on the proxy, the shares represented thereby will be voted for the election of the board of directors' nominees as directors and in favor of the other proposals set forth in the Proxy Statement.

This Proxy Statement is first being mailed to stockholders on or about March 12, 2003.

MATTERS TO BE CONSIDERED AT THE MEETING

Stockholders will be asked to consider and act upon three proposals at the Annual Meeting.

The first proposal is to elect four directors, namely, Michael Lee, Dr. Joseph Schwarz, Dr. Sai Ming Wong, Dr. David Milroy, and Dr. Ford Moore to serve a term of one year or until their successors are duly elected and qualified or until the earlier of their deaths, resignation or removal from office.

Michael Lee has served as a director since founding the Corporation and has indicated his intention to remain in such capacity. Dr. Schwarz and Dr. Sai Ming are also currently directors of the Corporation who have indicated their intention to remain in such capacity. Dr. David Milroy and Dr. Ford Moore seek election as directors and have indicated their willingness to serve. The opinion of management is that both nominees would be valuable additions to the board of directors.

The second proposal is to ratify the board of directors' intention to appoint Deloitte & Touche L.L.P. as the independent accountants for the Corporation for the fiscal year ending September 30, 2003. The appointment of Deloitte & Touche L.L.P. as the Corporation's independent accountants would cause the dismissal of our current independent accountant, Philip K. Yeung C.P.A.

The third proposal is to ratify the Corporation's 2003 Stock Incentive Plan. The Corporation's 2003 Stock Incentive Plan is designed to provide further incentive to key officers, directors, employees and consultants whose services to the Corporation might ensure the future success of the Corporation.

RECORD DATE

The Corporation's securities entitled to vote at the Annual Meeting consist of common stock, par value $0.0001 per share. Only stockholders of record at the close of business on March 4, 2003 are entitled to notice of and to vote at the Annual Meeting. At the record date, the Corporation had outstanding 16,318,885 shares of common stock that were owned by approximately 56 stockholders of record. The holders of record of common stock on the record date will be entitled to one vote per share on all matters including the election of directors.

Properly executed proxies received in time for the Annual Meeting will be voted. Stockholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted FOR the proposal to elect each of the slated nominees to the board of directors to serve a term of one year or until their successors are duly elected and qualified or until their earlier death, resignation or removal from office, FOR the appointment of Deloitte & Touche L.L.P. as the independent accountants for the Corporation for the fiscal year ending September 30, 2003, and FOR the adoption of the Corporation's 2003 Stock Incentive Plan. At the date of this Proxy Statement, management of the Corporation knows of no other matters that are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the person named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with his best judgment on such matters.

QUORUM AND VOTES REQUIRED

The holders of a majority of the total shares of common stock issued and outstanding at the close of business on the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If there are not sufficient votes in attendance at the meeting in person or by proxy for approval of any matters to be voted upon at the Annual Meeting, the Annual Meeting may be adjourned to permit further solicitation of proxies. Assuming a quorum is present, the affirmative vote of a majority of the total shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of any proposal to be voted upon at the Annual Meeting as presented herein.

Shares abstaining or withheld from voting, as well as broker "non-votes," are counted as shares represented at the Annual Meeting in order to determine a quorum, but will not be counted as votes cast in favor of the proposals. Therefore, abstentions and votes withheld, as well as broker "non-votes," will have the effect of a vote against the proposals. The term broker "non-votes" refers to shares held by brokers and other nominees or fiduciaries that are present at the Annual Meeting, but are not voted on a particular matter because those persons are precluded from exercising their voting authority because of the matter's non-routine matter.

SOLICITATION PROCEDURES

Proxies will be solicited primarily by mail. However, in addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Corporation (who will not be compensated separately for their services) by mail, telephone, telegraph, cable, or personal discussion. The Corporation will also request banks, brokers, and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The Corporation will reimburse such entities for reasonable out-of-pocket expenses incurred in handling proxy materials for the beneficial owners of the Corporation's common stock. The costs of soliciting proxies will be paid by the Corporation (under $5,000).

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the secretary of the Corporation a written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy unless the stockholder votes their shares of common stock in person at the Annual Meeting. Any notice revoking a proxy should be sent to Signature Stock Transfer, Inc., attention Jason Bogutski, 2301 Ohio Drive, Suite 100, Plano, Texas 75093 or forwarded by facsimile to (972) 612-4122. Please complete, date, sign and return the accompanying proxy promptly.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THE CORPORATION URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY, NO MATTER HOW LARGE OR SMALL YOUR HOLDING MAY BE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Corporation's common stock as of March 4, 2003 with respect to: (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation's common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of March 4, 2003, there were 16,318,885 shares of common stock issued and outstanding.

-------------------------------------------------------------------------------------------
TITLE OF               NAME AND ADDRESS OF             NUMBER OF     NATURE OF   PERCENTAGE
CLASS                  BENEFICIAL OWNER                SHARES        OWNERSHIP
-------------------------------------------------------------------------------------------
                       Michael Lee, Chief Executive
                       Officer/Chief Financial
                       Officer/Chairman of the Board
                       of Directors
                       1075 East Beaver Creek
                       Unit 10, Richmond Hill,
Common Stock           Ontario, L4B 1B8
($0.0001 par value)    Canada                          7,376,316     LEGAL       45.2%
-------------------------------------------------------------------------------------------
                       Joseph Schwarz, Chief
                       Scientist, Director
                       1075 East Beaver Creek
Common Stock           Unit 10, Richmond Hill,
($0.0001 par value)    Ontario, L4B 1B8 Canada         480,000       LEGAL        2.9%
-------------------------------------------------------------------------------------------
                       Sai Ming Wong, Vice
                       President, Director
                       1075 East Beaver Creek
Common Stock           Unit 10, Richmond Hill,
($0.0001 par value)    Ontario, L4B 1B8 Canada         464,000       LEGAL        2.8%
-------------------------------------------------------------------------------------------
                       Michael Weisspaper, Chief
                       Medical Officer
                       1075 East Beaver Creek
Common Stock           Unit 10, Richmond Hill,
($0.0001 par value)    Ontario, L4B 1B8 Canada         360,000       LEGAL        2.2%
-------------------------------------------------------------------------------------------
                       Sandro Persia,
                       Secretary, Director
                       1075 East Beaver Creek
                       Unit 10, Richmond Hill,
Common Stock           Ontario, L4B 1B8
($0.0001 par value)    Canada                          16,000        LEGAL      < 0.1%
-------------------------------------------------------------------------------------------
Common Stock           Directors and Executive
($0.0001) par value    Officers as a Group             8,696,316     LEGAL       53.3%
-------------------------------------------------------------------------------------------

                       PROPOSAL ONE--ELECTION OF DIRECTORS

The board of directors has proposed that Micheal Lee, Dr. Joseph Schwarz, Dr. Sai Ming Wong, Dr. David Milroy, and Dr. Ford Moore be elected as directors that would serve one year terms or until their successors are duly elected and qualified or until their earlier death, resignation or removal from office.

Michael Lee, 39, was appointed to the Corporation's board of directors in August of 1997, and currently serves as our chief executive officer, chief financial officer and chairman of the board of directors. Mr. Lee has over 15 years of business experience in the areas of high tech development, marketing and corporate finance. In 1984, he co-founded Logic Tech Corp. in Toronto, Canada where he co-developed LogicDent Dental Practice Management Software and served as Logic Tech Corp's Executive Vice President and Director until 1991. From 1992 to 1995, Mr. Lee was a Vice President, Pacific Region of GeoFin Partners LLC, a US merchant banking company engaged in project finance and funds management. From 1995 to 1996, Mr. Lee served as banking consultant for 2 international commercial banks based in Asia. Mr. Lee holds a B.Sc. in Applied Mathematics from the University of Western Ontario.

Dr. Sai Ming Wong, 62, was appointed to the Corporation's board of directors in August of 1997, and currently serves as a vice-president and a director. Dr. Wong practiced medical research in China from 1965 to 1980. Dr Wong was the chief surgeon of the medical unit that provided medical and research services for the first China atomic testing. Dr. Wong served as the Director of Product Development at the China Academy of Medical Sciences from 1970 to 1980, where he was the leader of a research team which specialized in the development of drug formulations. From 1980 1992, Dr. Wong served as General Manager of China National Light Industries Corp., a China state owned company based in Hong Kong, where Dr. Wong was responsible for the daily operation of the company. Dr. Wong earned his degree in Medicine from the Beijing Capital University of Medical Sciences.

Dr. Joseph Schwarz 48, was appointed to the Corporation's board of directors in November of 1999, and currently serves as our chief scientist and a director. Dr. Schwarz has extensive experience in the research and development of controlled release drug delivery systems, his areas of expertise cover controlled delivery of drugs, targeted drug delivery, biodegradable nanoparticles and nanocapsules, colloidal and microcorpusculate drug delivery systems, submicron emulsions (SME), transdermal delivery (topical and systemic), transdermal patches preformulation and technology development. Dr. Schwarz was the recipient of the Young Scientist Award in 1977 and 1978 and the Institute Award in 1979, both from the Academy of Science, Moscow and the Institute award in 1986 from the Biotechnology Institute of Moscow. Dr. Schwarz has published more than 40 articles in various scientific journals and has written over 20 patents and patent applications. Dr. Schwarz was the senior scientist at Pharmos Corp., a publicly traded U.S. Pharmaceuticals, prior to joining the Corporation.

Dr. David MilroyD.D.S., M.R.C.D. (C) 52, Dr. Milroy is a Certified Oral & Maxillofacial Surgeon and has been in private practise in Richmond Hill, Woodridge, and Port Hope, Ontario for the past twenty years. He graduated from the University of Toronto, Faculty of Dentistry with a Doctor of Dental Surgery degree in 1976 and completed a hospital Residency in Oral Surgery and Anesthesia at Toronto General Hospital, Toronto Doctor's Hospital and the University of Toronto in 1980. He is a Fellow of the Royal College of Dentists of Canada, a member of the hospital staff of York County Hospital and an active member in a number of professional Dental and Oral Surgery specialty organizations including the Canadian Dental Association (CDA), Ontario Dental Association (ODA), Ontario Society of Oral & Maxillofacial Suregeons (OSOMS), American Assocation of Oral & Maxillofacial Surgeons (AAOMS) and Canadian Association of Oral & Maxillofacial Surgeons (CAOMS).

Dr. Ford Moore D.D.S., F.R.C.D. (C), 52, Dr. Moore is a certified Oral& Maxillofacial Surgeon, is engaged in a full time practice in Newmarket, Ontario that he established in 1981. Dr. Moore graduated from the University of Toronto with a Doctor of Dental Surgery Degree in 1976, and completed a hospital Residency in Oral Surgery and Anesthesia at Toronto General Hospital, Toronto Doctor's Hospital and the University of Toronto in 1980. He is a Fellow of the Royal College of Dentists of Canada, a member of the hospital staff of York County Hospital and an active member in a number of professional Dental and Oral Surgery specialty organizations including the Canadian Dental Association (CDA), Ontario Dental Association (ODA), Ontario Society of Oral & Maxillofacial Suregeons (OSOMS), American Assocation of Oral & Maxillofacial Surgeons (AAOMS) and Canadian Association of Oral & Maxillofacial Surgeons (CAOMS). Dr. Moore is the Chairman of Anesthesia Committee of the OSOMS and CAOMS and a member of the Ad hoc Committee on Anesthesia of the Royal College of Dental Surgeons of Ontario, Ontario's provincial dental governing body.

REQUIRED VOTE AND RECOMMENDATION

A plurality of the votes cast at the Annual Meeting is required to elect each nominee. Accordingly, abstentions and broker non-votes will have no effect on the election of directors. Shares represented by proxies will be voted for the election of the nominees named above unless authority to do so is withheld. The board of directors has no reason to believe that any nominee will be unable or unwilling to serve if elected. If either nominee should be unable to serve, shares represented by proxies may be voted for a substitute nominee recommended by the board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSED ELECTION OF MICHAEL LEE, DR. SAI MING WONG, DR. JOSEPH SCHWARZ DR. DAVID MILROY AND DR. FORD MOORE AND TO THE BOARD OF DIRECTORS.

PROPOSAL TWO--RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The board of directors intends to appoint Deloitte & Touche L.L.P. as the independent accountants to audit the consolidated financial statements of the Corporation for the fiscal year ending September 30, 2003. The board of directors has determined that it would be desirable to request that the stockholders ratify the intended appointment. Phillip K. Yeung served as the Corporation's independent accountant for the fiscal year ended September 30, 2002, and has reported on the Corporation's consolidated financial statements for that year.

The board of directors has the responsibility for selecting the Corporation's independent accountants, and stockholder ratification is not required. However, the intended selection is being submitted for ratification at the Annual Meeting with a view towards soliciting the stockholders' opinions, which the board of directors will take into consideration in future deliberations. If the intended selection of Deloitte & Touche L.L.P. is not ratified at the Annual Meeting, the board of directors will consider the engagement of other independent accountants. The board of directors may terminate the engagement of Phillip K Yeung or if appointed, Deloitte & Touche L.L.P. as the Corporation's independent accountants without the approval of the Corporation's stockholders whenever the board of directors deems termination necessary or appropriate.

REQUIRED VOTE AND RECOMMENDATION

Ratification of the intended appointment of Deloitte & Touche L.L.P. as the Corporation's independent accountants for the fiscal year ending September 30, 2003, requires the number of votes cast in favor of the ratification to exceed the number of votes cast in opposition to the ratification. Absentions and broker non-votes will not be counted as votes cast in favor of or in opposition to the ratification of the intended appointment of Deloitte & Touche L.L.P. Shares represented by proxies will be voted for the ratification of Deloitte & Touch L.L.P. as the Corporation's independent accountants for the fiscal year ending September 30, 2003, unless authority to do so is withheld.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE INTENDED APPOINTMENT OF DELOITTE & TOUCHE L.L.P. AS THE CORPORATION'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2003.

PROPOSAL THREE - RATIFICATION OF THE CORPORATION'S 2003 STOCK INCENTIVE PLAN

The board of directors requests that the stockholders ratify the Corporation's 2003 Stock Incentive Plan ("2003 Plan") which was adopted by the board of directors on February 10, 2003 to replace the Corporation's original Stock Option Plan ("2000 Plan") that was adopted on June 20, 2000 and terminated as of September 30, 2001.

REASONS FOR ADOPTING THE 2003 PLAN

Stock options are an important part of compensation packages. The board of directors believes that the Corporation's ability to attract and retain the services of directors, officers, employees and consultants depends in great measure upon its ability to provide the kind of incentives that are derived from the ownership of stock and stock options offered by many other pharmaceutical development companies. The belief is validated by the fact that the Corporation compensates many of those that provide services to the Corporation at a level lower than that provided by competing companies. The board of directors believes that the Corporation will be placed at a serious competitive disadvantage in attracting and retaining capable employees and consultants at a critical time in its development unless the 2003 Plan is approved by the stockholders.

The following summary of the 2003 Plan is qualified in all respects by reference to the full text of the 2003 Plan that is attached as Exhibit A to this Proxy Statement.

THE 2000 PLAN

The following table shows certain information concerning the options outstanding and available for issuance under the 2000 Plan as of September 30, 2002.

--------------------------------------------------------------------------------------
                      NUMBER OF SHARES      WEIGHTED AVERAGE       NUMBER OF SHARES
                      TO BE ISSUED UPON     EXERCISE PRICE OF      REMAINING AVAILABLE
PLAN CATEGORY         EXERCISE OFOPTIONS    OUTSTANDING OPTIONS    FOR FUTURE ISSUANCE
--------------------------------------------------------------------------------------
Stock Option Plan     1,150,000             $0.05                  0
--------------------------------------------------------------------------------------

Since September 30, 2002, 1,150,000 options remain outstanding under the 2000 Plan. The 2000 Plan has been terminated and no additional options can be granted under said Plan. However, outstanding stock options granted under the 2000 Plan will remain in effect until the expiration date specified in those options.

ADMINISTRATION OF THE 2003 PLAN

The 2003 Plan is administered by the board of directors, which determines which directors, officers, employees, consultants, scientific advisors and independent contractors of the Corporation are to be granted options, the number of shares subject to the options granted, the exercise price of the options, and certain terms and conditions of the options. No options may be granted under the 2003 Plan more than ten years after the date the 2003 Plan is adopted by the board of directors, and no options granted under the 2003 Plan may be exercised after the expiration of ten years from date of grant. The board of directors may delegate administration of the 2003 Plan, including the power to grant options to persons who are not officers or directors of the Corporation, to a Stock Option Committee, composed of members of the board of directors.

SHARES AVAILABLE UNDER THE 2003 PLAN

The Corporation has reserved 1,500,000 common shares under the 2003 Plan for issuance under option or restricted stock purchase agreements.

OPTIONS GRANTED

The board of directors has approved the grant of options to purchase 555,000 common shares under the 2003 Plan effective upon stockholder approval of the 2003 Plan, comprised of 555,000 incentive stock options granted to employees of the Corporation as detailed in the following table.

--------------------------------------------------------------------------------
                            NUMBER OF SHARES       EXERCISE PRICE
NAME OF OPTIONEE            SUBJECT TO OPTIONS     PER SHARE             TERM
--------------------------------------------------------------------------------
Michael Lee                 150,000                $ 0.69                5 years
--------------------------------------------------------------------------------
Marcel Urbanc               80,000                 $ 0.63                5 years
--------------------------------------------------------------------------------
Joseph Schwarz              80,000                 $ 0.63                5 years
--------------------------------------------------------------------------------
Michael Weisspapir          80,000                 $ 0.63                5 years
--------------------------------------------------------------------------------
Monique del Medico          75,000                 $ 0.63                5 years
--------------------------------------------------------------------------------
Brad Caister                50,000                 $ 0.63                5 years
--------------------------------------------------------------------------------
David Milroy                20,000                 $ 0.63                5 years
--------------------------------------------------------------------------------
Ford Moore                  20,000                 $ 0.63                5 years
--------------------------------------------------------------------------------

All options adopted under the 2003 Plan to date, , except those granted to Marcel Urbanc, will vest, and therefore become exercisable in three installments, as follows: one-third on the effective date of the grant, one-third on February 10, 2004, and one-third on February 10, 2005. Options granted to Marcel Urbanc will vest, and therefore become exercisable in three installments, as follows: 20,000 on the effective date of the grant (February 10, 2003), 30,000 on August 10, 2003 and 30,000 on February 12, 2004. All
options granted to date under the 2003 Plan will expire five years after the effective date of the grant (which will be the date of the Annual Meeting if the stockholders approve the 2003 Plan). Options have been granted by the board of directors subject to stockholders approval of the 2003 Plan.

The determination to grant options to the Corporation's directors and officers was made by the board of directors after consideration of each individual's past performance, number of years experience with the Corporation, current compensation and the number of options previously granted, as pertinent, under the 2000 Plan.

TERMS OF OPTIONS

Options granted under the 2003 Plan may be either "incentive stock options" within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options. Incentive stock options may be granted only to employees of the Corporation or its subsidiaries. The exercise price of incentive stock options granted under the 2003 Plan must be equal to the fair market of the Corporation's common shares on the date the option is granted. In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of stock of the Corporation, the exercise price of any incentive stock option must be at least 110% of the fair market value of the common shares on the grant date, and the term of the option may be no longer than five years. The aggregate fair market value of the common shares (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $100,000.

The options exercise price may be payable in cash or in common shares having a fair market value equal to the exercise price, or in a combination of cash and common shares.

Options granted under the 2003 Plan are nontransferable (except by will or the laws of descent and distribution) and may vest in annual or other installments. Incentive stock options may be exercised only during employment or within three months after termination of such employment, subject to certain exceptions in the event of the death or disability of the optionee.

CERTAIN ADJUSTMENTS TO NUMBER OF SHARES AND EXERCISE PRICE

The number of common shares covered by the 2003 Plan, and the number of common shares and exercise price per share of each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding common shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of issued and outstanding common shares effected without receipt of consideration by the Corporation.

CORPORATE REORGANIZATION OR LIQUIDATION

In the event of the dissolution or liquidation of the Corporation, or in the event of a reorganization, merger or consolidation of the Corporation as a result of which the common shares are changed into or exchanged for cash or property or securities not of the Corporation's issue, or upon a sale of substantially all the property of the Corporation to, or the acquisition of stock representing more than eighty percent 80% of the voting power of the stock of the Corporation then outstanding by, another, corporation or person, the 2003 Plan and all options granted under the 2003 Plan shall terminate, unless provision can be made in writing in connection with such transaction for either the continuance of the 2003 Plan and/or for the assumption of options granted under the 2003 Plan, or the substitution for such options by options covering the stock of a successor corporation, or a parent or a subsidiary of a successor corporation, with appropriate adjustments as to the number and kind of shares and prices.

RESTRICTED STOCK SALES

In lieu of granting options, the Corporation may enter into restricted stock purchase agreements with employees under which they may purchase common shares subject to certain vesting and repurchase restrictions. The Corporation has the right to repurchase unvested shares at the stockholder's cost upon the occurrence of specified events, such as termination of employment. The price at which shares may be sold under restricted stock purchase agreements will be not less than 85% of fair market value, or 100% of fair market value in the case of stock sold to a person who owns capital stock representing more than 10% of the combined voting power of all classes of the Corporation's stock. The Corporation may permit employees or consultants, but not executive officers or directors, who purchase stock under restricted stock purchase agreements to pay for their shares by delivering a promissory note that is secured by a pledge of their shares.

FEDERAL INCOME TAX CONSEQUENCE OF PARTICIPATION IN THE PLAN

The following discussion summarizes certain federal income tax consequences of participation in the 2003 Plan. Although the Corporation believes the following statements are correct based on existing provisions of the Code and the regulations thereunder, the Code or regulations may be amended from time to time, and future judicial interpretations may effect the veracity of the discussion.

Incentive Stock Options

Under Section 422(a) of the Code, the grant and exercise of an incentive stock option pursuant to the 2003 Plan is entitled to the benefits of Section 421(a) of the Code. Under Section 421(a), an optionee will not be required to recognize income at the time the option is granted or at the time the option is exercised, except to the extent that the optionee is subject to the alternative minimum tax. If the applicable holding periods described below are met, when the shares of stock received upon exercise of an incentive stock option are sold or otherwise disposed of in a taxable transaction, the option holder will recognize compensation income (taxed as a long term capital gain), for the taxable year in which disposition occurs, in an amount equal to the excess of the fair market value of the common shares at the time of such disposition over the amount paid for the shares.

The Corporation will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive stock option, except in connection with a disqualifying disposition as discussed below. No portion of the amount received by the optionee upon the sale of common shares acquired through the exercise of an incentive stock option will be subject to withholding for federal income taxes, or be subject to FICA or state disability taxes, except in connection with a disqualifying disposition.

In order for a participant to receive the favorable tax treatment provided in
Section 421(a) of the Code, Section 422 requires that the participant make no disposition of the option shares within two years from the date the option was granted, nor within one year from the date such option was exercised and the shares were transferred to the participant. In addition, the participant must, with certain exceptions for death or disability, be an employee of the Corporation (or of a parent or subsidiary of the Corporation, as defined in Section 424(e) and (f) of the Code, or a corporation, or parent or subsidiary thereof, issuing or assuming the option in a merger or other corporate reorganization transaction to which Section 424(a) of the Code applies) at all times within the period beginning on the date of the grant of the option and ending on a date within three months before the date of exercise. In the event of the death of the participant, the holding periods will not apply to a disposition of the option or option shares by the participant's estate or by persons receiving the option or shares under the participant's will or by intestate succession.

If a participant disposes of stock acquired pursuant to the exercise of an incentive stock option before the expiration of the holding period requirements set forth above, the participant will realize, at the time of the disposition, ordinary income to the extent the fair market value of the common shares on the date the shares were purchased exceeded the purchase price. The difference between the fair market value of the common shares on the date the shares were purchased and the amount realized on disposition is treated as long-term or short-term capital gain or loss, depending on the participant's holding period of the common shares. The amount treated as ordinary income may be subject to the income tax withholding requirements of the Code and FICA withholding requirements. The participant will be required to reimburse the Corporation, either directly or through payroll deduction, for all withholding taxes that the Corporation is required to pay on behalf of the participant. At the time of the disposition, the Corporation will be allowed a corresponding business expense deduction under Section 162 of the Code to the extent of the amount of the participant's ordinary income. The Corporation may adopt procedures to assist it in identifying such deductions, and may require a participant to notify the Corporation of his or her intention to dispose of any such shares.

Other Options

The 2003 Plan also permits the Corporation to grant options that do not qualify as incentive stock options. These "non-qualified" stock options may be granted to employees or non-employees, such as members of the Corporation's scientific advisory board and other persons performing consulting or professional services for the Corporation. A 2003 Plan participant who receives a non-qualified option will not be taxed at the time of receipt of the option, provided that the option does not have an ascertainable value, but the participant will be taxed at the time the option is exercised.

The amount of taxable income that will be earned upon exercise of a non-qualified option will be the difference between the fair market value of the common shares on the date of the exercise and the exercise price of the option. The Corporation will be allowed a business expense deduction to the extent of the amount of the participant's taxable income recognized upon the exercise of a non-qualified option. Because the option holder is subject to tax immediately upon exercise of the option, there are no applicable holding periods for the stock. The option holder's tax basis in the common shares purchased through the exercise of a non-qualified option will be equal to the exercise price paid for the stock plus the amount of taxable gain recognized upon the exercise of the option. The option holder may be subject to additional tax on sale of the stock if the price realized exceeds his or her tax basis.

Restricted Stock Purchase Agreements

An employee or consultant who purchases shares under a restricted stock purchase agreement at fair market value will not incur any income tax at the time of the purchase. Instead, the employee or consultant will incur income tax when the shares are sold in a taxable transaction. The tax incurred will be either a long term if the shares have been held for at least one year, or a short-term capital gain if the shares are sold before the expiration of the one-year holding period. Employees who purchase shares under restricted stock purchase agreements rather than through the exercise of incentive stock options will not be subject to the alternative minimum tax as a result of the purchase of the shares.

ERISA

The 2003 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Code Section 401(a).

REQUIRED VOTE AND RECOMMENDATION

Ratification of the Corporation's 2003 Incentive Stock Incentive Plan, requires the number of votes cast in favor of the ratification to exceed the number of votes cast in opposition to the ratification. Absentions and broker non-votes will not be counted as votes cast in favor of or in opposition to the ratification of the Corporation's 2003 Incentive Stock Plan. Shares represented by proxies will be voted for the ratification of management's decision to adopt the Corporation's 2003 Incentive Stock Plan, unless authority to do so is withheld.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO RATIFY THE CORPORATION'S 2003 STOCK INCENTIVE PLAN.

                               BOARD OF DIRECTORS

Set forth below is certain information concerning the Corporation's board of directors.

---------------------------------------------------------------------------------------------
Name of Director    Age   Title                                         Directors Term Ending
---------------------------------------------------------------------------------------------
Michael Lee         39    Chief Executive Officer, Chief Financial      2003
                          Officer, Chairman of the Board of Directors
---------------------------------------------------------------------------------------------
Sai Ming Wong       62    Executive Vice- President, Director           2003
---------------------------------------------------------------------------------------------
Joseph Schwarz      48    Chief Scientist, Director                     2003
---------------------------------------------------------------------------------------------
Sandro Persia       33    Secretary, Director                           2003
---------------------------------------------------------------------------------------------

Michael Lee was appointed to the Corporation's board of directors during August, 1997, and currently serves as a our the chairman of our board of directors, our chief executive officer and chief financial officer. Due to the nature of Mr. Lee's experience as the original founder of the Corporation and his current positions as a director and officer of the Corporation, he has been involved in all aspects of the Corporation's development since formation.

Sai Ming Wong was appointed to the Corporation's board of directors in August of 1997 and currently serves as one of our vice-presidents and a director. Mr.Wong's experience in medical research in China from 1965 to 1980 and his service as the director of production development for the China Academy of Medical Sciences from 1970 to 1980, as the leader of a research team that specialized in the development of drug formulations bring valuable knowledge to the Corporation's product development activities. Dr. Wong earned his degree in medicine from the Beijing Capital University of Medical Sciences.

Joseph Schwarz was appointed to the Corporation's board of directors in December of 1999 and currently serves as our chief scientist and a director. Dr. Schwarz has extensive experience in the research and development of controlled release drug delivery systems, his areas of expertise cover controlled delivery of drugs, targeted drug delivery, biodegradable nanoparticles and nanocapsules, colloidal and microcorpusculate drug delivery systems, submicron emulsions
(SME), transdermal delivery (topical and systemic), transdermal patches preformulation and technology development. Dr. Schwarz was the senior scientist at Pharmos Corp., a publicly traded U.S. Pharmaceuticals, prior to joining the Corporation.

Sandro Persia was appointed to the Corporation's board of directors in August of 1997 and currently serves as our secretary and a director. Mr. Persia joined Logic Tech Corp, a privately held Ontario corporation, in 1989 as marketing manager and was promoted to the position of a vice president in 1996. Mr. Persia has extensive business experience in high tech marketing and sales. Mr. Persia holds a diploma in business administration from the Seneca College.

Corporate Governance; Board Committees; and Meetings

Beginning in the second quarter of 2002, the Corporation began an initiative to evaluate its current corporate governance policies and practices and to institute changes in its corporate governance in order to comply with current and proposed corporate accountability standards required under the Sarbanes-Oxley Act of 2002. The results of that evaluation were a determination to form a standing audit committee that will adopt the Audit Committee Charter attached as Exhibit B to this Proxy Statement.

The board of directors held 8 meetings during fiscal 2002. Various matters were also approved during fiscal 2002 by unanimous written consent of the board of directors.

Compensation of Directors

The Corporation's directors are not compensated for their services as directors.

Term of Office

The Corporation's bylaws provide that the board of directors may be comprised of one or more directors who are elected at the annual meeting of the stockholders to serve until his or her successor is elected and qualifies. The Corporation proposes to elect Michael Lee, Dr. Sai Ming Wong, Dr. Joseph Schwarz, Dr. David Milroy and Dr. Ford Moore and to serve until the next annual meeting of the Corporation's stockholders and successors are elected and qualified.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the Securities and Exchange Commission, each director and nominee and certain executive officers, namely each of Michael Lee, Sai Ming Wong, Joseph Schwarz, Sandro Persia, David Milroy and Ford Moore and may be deemed a "participant" in the Corporation's solicitation of proxies. In the event any of these persons is deemed to be a participant, and without acknowledging that any such person is a participant, the Corporation furnishes the following information.

The principal business address of each of the directors and executive officers is 10-75 East Beaver Creek, Unit 10, Richmond Hill, Ontario L4B 1B8 Canada. Except as set forth in this Proxy Statement, to the knowledge of the Corporation, none of the directors or nominees of the Corporation or any other persons participating in this solicitation on behalf of the Corporation, or, with respect to items (ii), (viii) and (ix) of this paragraph, any associate of the foregoing persons, (i) has any substantial interest, direct or indirect, in any matter to be acted upon at the Annual Meeting, other than the interest of the director nominees in being elected and each director's interest in the operations of the Corporation, to the extent that each believes the proposals set forth herein may contribute favorably to the Corporation's operations, (ii) owns beneficially, directly or indirectly, any securities of the Corporation, except as set forth in "Security Ownership of Certain Beneficial Owners, Directors and Management," (iii) owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Corporation, (iv) owns any securities of the Corporation of record but not beneficially, (v) has purchased or sold any securities of the Corporation within the past two years, (vi) has incurred indebtedness for the purpose of acquiring or holding securities of the Corporation within the past two years, (vii) is or has within the past year been a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, except for any employment agreement, stock option grant or similar agreement with respect to the information described in "Executive Compensation" and "Directors--Director Compensation," (viii) has since the beginning of the Corporation's last fiscal year, been indebted to the Corporation or any of its subsidiaries in excess of $60,000, (ix) has any arrangement or understanding with respect to future employment by the Corporation or any of its affiliates or with respect to any future transactions to which the Corporation or its affiliates will or may be a party or (x) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years. In addition, except as set forth in this Proxy Statement, to the knowledge of the Corporation, none of the directors of the Corporation or any other person participating in this solicitation on behalf of the Corporation, nor any associates of any of the foregoing persons, has had or is to have a direct or indirect material interest in any transaction or proposed transaction with the Corporation in which the amount involved exceeds $60,000 since the beginning of the Corporation's last fiscal year. Each such person's principal occupation or employment, and the name and principal business of any corporation or organization in which such employment is carried on, are disclosed under "Directors" and "Executive Officers."

EXECUTIVE COMPENSATION

No compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer or employee of the Corporation during the years 2002, 2001 and 2000. The following table and the accompanying notes provide summary information for each of the last three fiscal years concerning cash and non-cash compensation paid or accrued by the Corporation's chief executive officers current and past officers over the last three years.

                           SUMMARY COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------------------
                                    Annual Compensation          Long Term Compensation
                                -------------------------------  ----------------------------------------------------
                                                                    Awards                           Payouts
                                                                 --------------------------     ---------------------
                                                                                 Securities
  Name and                                         Other Annual   Restricted     Underlying      LTIP      All Other
  Principal                     Salary     Bonus   Compensation  Stock Award(s)    Options      payouts  Compensation
  Position            Year        ($)       ($)        ($)            ($)          SARs(#)        ($)         ($)
---------------------------------------------------------------------------------------------------------------------
Michael Lee           2002      230,000      --         --          360,000           --           --          --
Chief Executive       2001       74,000      --         --          260,000*          --           --          --
Officer               2000        6,000      --         --             --          400,000         --          --
---------------------------------------------------------------------------------------------------------------------
Joseph Schwarz        2002      150,000      --         --          240,000           --           --          --
Chief Scientist       2001       84,000      --         --          240,000**         --           --          --
                      2000        6,000      --         --             --          250,000         --          --
---------------------------------------------------------------------------------------------------------------------
Michael Weisspapir    2002      114,000      --         --          180,000           --           --          --
                      2001       63,000      --         --          180,000***        --           --          --
                      2000        3,000      --         --             --          200,000         --          --
---------------------------------------------------------------------------------------------------------------------
Sai Ming Wong         2002       90,000      --         --          144,000           --           --          --
                      2001       39,000      --         --          120,000****       --           --          --
                      2000        3,000      --         --             --          300,000         --          --
---------------------------------------------------------------------------------------------------------------------

* Michael Lee accepted 260,000 shares of restricted common stock in lieu of salary for the fiscal year ended 2000 and for the first quarter of fiscal 2001. Mr. Lee further accepted 360,000 shares of restricted common stock in lieu of salary for the nine-month period ended September 30, 2002.

** Joseph Schwarz accepted 240,000 shares of restricted common stock in lieu of salary for the fiscal year ended 2000 and for the first quarter of fiscal 2001. Dr. Schwarz further accepted 240,000 shares of restricted common stock in lieu of salary for the nine-month period ended September 30, 2002.

*** Michael Weisspapir accepted 180,000 shares of restricted common stock in lieu of salary for the fiscal year ended 2000 and for the first quarter of fiscal 2001. Dr. Weisspapir further accepted 180,000 shares of restricted common stock in lieu of salary for the nine-month period ended September 30, 2002.

**** Sai Ming Wong accepted 144,000 shares of restricted common stock in lieu of salary for the fiscal year ended 2000 and for the first quarter of fiscal 2001. Dr. Wong further accepted 144,000 shares of restricted common stock in lieu of salary for the nine-month period ended September 30, 2002.

Option Grants in Last Fiscal Year

No stock option grants were made to the executive officers during fiscal 2002.

Executive Employment Agreements

The Corporation has entered into an employment agreement with Michael M. Lee on July 1, 2000, pursuant to which Mr. Lee is employed as president. The agreement, as amended, provides that Mr. Lee will devote all of his business time to the Corporation in consideration of an annual salary of $24,000 for the period July 1, 2000 to December 31, 2000, $36,000 for the period January 1, 2001 to June 30, 2001, $160,000 for the period July 1, 2001 to December 31, 2001, $240,000 for the period January 1, 2002 to December 31, 2002 and $280,000 for the period January 1, 2003 to December 31, 2003. In addition, pursuant to the employment agreement, Mr. Lee was granted a ten-year option to purchase 400,000 shares of common stock at an exercise price equal to $0.05 per share that vest over the first five years of the agreement.

The Corporation has entered into an employment agreement with Dr. Joseph Schwarz, pursuant to which Dr. Schwarz is employed full-time as chief scientist for a term of three years commencing on July 1, 2000. Pursuant to the employment agreement, effective as of July 1, 2000, as amended, Dr. Schwarz will devote his full time to the Corporation in consideration of an annual salary of $24,000 for the period July 1, 2000 to December 31, 2000, $96,000 for the period January 1, 2001 to June 30, 2001, $120,000 for the period July 1, 2001 to December 31, 2001, $160,000 for the period January 1, 2002 to December 31, 2002 and $200,000 for the period January 1, 2003 to December 31, 2003. Dr. Schwarz was granted ten-year options to purchase 250,000 shares of common stock at an exercise price equal to $0.05 per share that vest over the first five years of the agreement.

The Corporation has entered into an employment agreement with Dr. Michael Weisspapir, pursuant to the agreement, as amended, Dr. Weisspapir is employed full-time as senior scientist for a term ending in December 31, 2003. Dr. Weisspapir will devote his full time to the Corporation in consideration of an annual salary of $12,000 for the period July 1, 2000 to December 31, 2000, $72,000 for the period January 1, 2001 to June 30, 2001, $96,000 for the period July 1, 2001 to December 31, 2001, $120,000 for the period January 1, 2002 to December 31, 2002 and $160,000 for the period January 1, 2003 to December 31, 2003. Dr. Weisspapir was granted ten-year options to purchase 200,000 shares of common stock at an exercise price equal to $0.05 per share that vest over the first five years of the agreement.

The Corporation has entered into an employment agreement with Dr. Sai Ming Wong, pursuant to the employment agreement, as amended, Dr. Wong is employed full-time as executive vice-president for a term ending in December 31, 2003. Dr. Wong will devote his full time to the Corporation in consideration of an annual salary of $12,000 for the period July 1, 2000 to December 31, 2000, $36,000 for the period January 1, 2001 to June 30, 2001, $72,000 for the period July 1, 2001 to December 31, 2001, $96,000 for the period January 1, 2002 to December 31, 2002 and $120,000 for the period January 1, 2003 to December 31, 2003. Dr. Wong was granted ten-year options to purchase 300,000 shares of common stock at an exercise price equal to $0.05 per share that vest over the first five years of the agreement.

The 2002 Benefit Plan of AlphaRx, Inc.

On June 14, 2002, the Corporation adopted The 2002 Benefit Plan of AlphaRx, Inc. ("2002 Benefit Plan") under which 2002 Benefit Plan the Corporation may issue stock, or grant options registered pursuant to Form S-8 under the Securities Act of 1933, as amended, to acquire up to 2,000,000 shares of the Corporation's common stock, from time to time to employees of the Corporation or its subsidiaries, all on the terms and conditions set forth in the 2002 Benefit Plan. In addition, at the discretion of the board of directors, stock or options may from time to time be granted under this 2002 Benefit Plan to other individuals, including consultants or advisors, who contribute to the success of the Corporation or its subsidiaries but are not employees of the Corporation or its subsidiaries. The 2002 Benefit Plan is intended to aid the Corporation in maintaining and developing a management team, attracting qualified officers and employees capable of assuring the future success of the Corporation, and rewarding those individuals who have contributed to the success of the Corporation. As of March 4, 2003, the Corporation has issued 945,600 shares of common stock and granted 0 options to acquire shares of the Corporation's common stock pursuant to the 2002 Benefit Plan.

                      FEES PAID TO INDEPENDENT ACCOUNTANTS

Audit Fees. The aggregate fees billed to the Corporation for professional services rendered by Philip Yeung C.P.A. for the audit of the Corporation's annual financial statements for the fiscal year ended September 30, 2002, and for the reviews of the financial statements included in the Corporation's Forms 10-Q for the quarter ended December 31, 2002 were $10,000, $1,600 of which was billed through December 31, 2002.

Financial Information Systems Design and Implementation. There were no fees billed to the Corporation by Philip Yeung C.P.A. for financial information systems design or implementation during the fiscal year ended September 30, 2002.

All Other Fees. The aggregate fees billed to the Corporation for services rendered by Philip Yeung C.P.A., other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation," for the fiscal year ended September 30, 2002, were $0.

                            CERTAIN LEGAL PROCEEDINGS

Farhad Walji vs. AlphaRx, Inc. and AlphaRx Canada Limited filed in the Supreme Court of British Columbia on August 23, 2002. Farhad Walji has filed a claim asking for $25,000 plus interest for allegedly providing $20,000 pursuant to a subscription agreement to purchase common shares of the Corporation's stock and damages resulting from lost opportunity. The Corporation has denied any liability in this case and is currently defending this action vigorously. Nonetheless, the value of the entire claim has been accrued in our financial statements as a contingent liability.

                                 OTHER BUSINESS

The board of directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation's executive officer and directors, and beneficial owners of more than 10% of the common stock, are required to file initial reports of ownership and reports of changes of ownership of the common stock with the Securities and Exchange Commission. The Securities and Exchange Commission rules require such person to furnish the Corporation with copies of all Section 16(a) reports they file. Based on a review of these reports, the Corporation believes that the applicable Section 16(a) reporting requirements were complied with for all transactions that occurred during the fiscal year ended September 30, 2002, except the following:

Michael M. Lee failed to timely file a Form 3 or Form 5 disclosing his position as chairman of the board of directors, executive officer, chief financial officer and shareholder owning in excess of 10% of the Corporation's common stock.

Dr. Sai Ming Wong failed to timely file a Form 3 or Form 5 disclosing his position as a director and executive officer of the Corporation.

Tin Pui Lo failed to timely file a Form 3 or Form 5 disclosing his former position as the Corporation's chief financial officer. Mr. Lo resigned his position on December 31, 2002. Joseph Schwarz, Ph.D failed to timely file a Form 3 or Form 5 disclosing his position as an executive officer and director of the Corporation.

Dr. Michael Wiesspapir, Ph.D. failed to timely file a Form 3 or Form 5 disclosing his position as an executive officer of the Corporation.

Sandro Persia failed to timely file a Form 3 or Form5 disclosing her position as a executive officer and director of the Corporation.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

In order to nominate persons for election to the board of directors at the 2004 Annual Meeting of the Corporation's stockholders, or to bring other business constituting a proper matter for stockholder action under applicable law before the 2004 Annual Meeting, a stockholder must deliver written notice to the secretary of the Corporation at the principal executive offices of the Corporation not less than 30 days nor more than 60 days prior to the first anniversary of this Annual Meeting; provided, however, that in the event that the date of the 2004 Annual Meeting is more than 30 days before or more than 70 days after such anniversary date, the notice must be delivered not earlier than 120 days prior to the 2004 Annual Meeting and not later than the later of (a) 90 days prior to such meeting or (b) the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. If the board of directors, however, proposes to increase the number of directors at the 2004 Annual Meeting and there is no public announcement by the Corporation naming the nominees for the additional directorships at least 10 days prior to the last date that a stockholder notice may be timely delivered pursuant to the immediately preceding sentence, then a stockholder's notice must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than 10 days following the date of such public announcement. The Corporation urges stockholders that any stockholder proposals or nominations be sent certified mail, return-receipt requested.

                                 ANNUAL MEETING

A copy of the Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 2002 accompanied this Proxy Statement. This Annual Report on Form 10-K does not form any part of the materials for the solicitation of proxies. Additional copies of the Annual Report on Form 10-K will be sent to any stockholder without charge upon written request addressed to: AlphaRx, Inc., 10-75 East Beaver Creek, Unit 10, Richmond Hill, Ontario L4B 1B8 Canada
Attention: Corporate Secretary.

By Order of the Board of Directors


/s/ Michael Lee
---------------

Michael Lee, Chairman of the Board of Directors

Richmond Hill, Ontario, Canada

March 12, 2003.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. FOR NON-U.S. SHAREHOLERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO SIGNATURE STOCK TRANSFER, INC. AT (972) 612-4122. THE PHONE NUMBER OF THE TRANSFER AGENT IS (972) 612-4120.

                                  ALPHARX, INC.

                  Annual Meeting of Stockholders April 15, 2003

P THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of AlphaRx, Inc. does hereby nominate, constitute
R and appoint Michael Lee, the true and lawful proxy, agent and attorney of the undersigned, with full power of substitution, to vote for the
O undersigned all of the common stock of said Corporation standing in the name of the undersigned at the close of business on March 4, 2003 at the
X Annual Meeting of Stockholders to be held at the Sheraton Parkway Toronto North Hotel, Richmond Hill, Ontario, Canada L4B 1B2, on Tuesday April 15,
Y 2003 at 10:00 a.m. or at any adjournment or postponement thereof, with all of the powers which would be possessed by the undersigned if personally present.

      |X|   Please mark votes as in this example.

IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR THE PROPOSALS.

--------------------------------------------------------------------------------
PROPOSAL ONE

Elect Michael Lee as a director to serve a 1 year term.

      FOR         AGAINST         ABSTAIN
      |_|           |_|             |_|

Elect Dr. Sai Ming Wong as a director to serve a 1 year term.

      FOR         AGAINST         ABSTAIN
      |_|           |_|             |_|

Elect Dr. Joseph Schwarz as a director to serve a 1 year term.

      FOR         AGAINST         ABSTAIN
      |_|           |_|             |_|

Elect Dr. David Milroy as a director to serve a 1 year term.

      FOR         AGAINST         ABSTAIN
      |_|           |_|             |_|

Elect Dr. Ford Moore as a director to serve a 1 year term.

      FOR         AGAINST         ABSTAIN
      |_|           |_|             |_|

PROPOSAL TWO

Appoint Deloitte & Touche L.L.P. as auditors for the fiscal year ending September 30, 2003.

      FOR         AGAINST         ABSTAIN
      |_|           |_|             |_|

PROPOSAL THREE

Ratify the Corporation's 2003 Stock Incentive Plan

      FOR         AGAINST         ABSTAIN
      |_|           |_|             |_|

NOTE: Please print and sign name exactly as your name (or names) appears hereon. When signing as attorney, executor, administrator, trustee or guardian please give full title. If more than one trustee, all should sign. All joint owners must sign.

Signature _______________________

Print     _______________________

Date      _______________________

Signature _______________________

Print     _______________________

Date      _______________________

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY PROMPTLY TO THE ATTENTION OF THE CORPORATION'S TRANSER AGENT IN THE ENCLOSED ENVELOPE.

EXHIBIT A

                     ALPHARx, INC. 2003 STOCK INCENTIVE PLAN

This 2003 STOCK INCENTIVE PLAN (the "Plan") is hereby established and adopted this 10th day of February, 2003 (the "Effective Date") by AlphaRx, Inc., a Delaware corporation (the "Company").

                                    ARTICLE 1

                              PURPOSES OF THE PLAN

1.1 PURPOSES. The purposes of the Plan are (a) to enhance the Company's ability to attract, motivate and retain the services of qualified employees, officers, directors, consultants and other service providers (to the extent qualifying under Article 3 hereof) upon whose judgment, initiative and efforts the successful conduct and development of the Company's business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

                                    ARTICLE 2

                                   DEFINITIONS

For purposes of this Plan, the following terms shall have the meanings indicated:

2.1 ADMINISTRATOR. "Administrator" means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

2.2 AFFILIATED COMPANY. "Affiliated Company" means any "parent corporation" or "subsidiary corporation" of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

2.3 BOARD. "Board" means the Board of Directors of the Company.

2.4 CAUSE. "Cause" means, with respect to the termination of a Participant's employment, termination of such employment by the Company for any of the following reasons:

(a) The continued refusal or omission by the Participant to perform any material duties required of him by the Company if such duties are consistent with duties customary for the position held with the Company;

(b) Any material act or omission by the Participant involving malfeasance or gross negligence in the performance of Participant's duties to, or material deviation from any of the policies or directives of, the Company;

(c) Conduct on the part of Participant which constitutes the breach of any statutory or common law duty of loyalty to the Company; or

(d) Any illegal act by Participant which materially and adversely affects the business of the Company or any felony committed by Participant, as evidenced by conviction thereof, provided that the Company may suspend Participant with pay while any allegation of such illegal or felonious act is investigated.

2.5 CHANGE IN CONTROL. "Change in Control" shall mean (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of more than fifty percent (50%) of the outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (iv) a complete liquidation or dissolution of the Company; or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

2.6 CODE. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.7 COMMITTEE. "Committee" means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 7.1 hereof.

2.8 COMMON STOCK. "Common Stock" means the Common Stock, $0.0001 par value of the Company, subject to adjustment pursuant to Section 4.2 hereof.

2.9 DISABILITY. "Disability" means permanent and total disability as defined in
Section 22(e)(3) of the Code. The Administrator's determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

2.10 EFFECTIVE DATE. "Effective Date" means February 10th, 2003, which was the date on which the Plan was originally adopted by the Board.

2.11 EXERCISE PRICE. "Exercise Price" means the purchase price per share of Common Stock payable upon exercise of an Option.

2.12 FAIR MARKET VALUE. "Fair Market Value" on any given date means the value of one share of Common Stock, determined as follows:

(a) If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day on which a closing sale price is quoted.

(b) If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

(c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

2.13 INCENTIVE OPTION. "Incentive Option" means any Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

2.14 INCENTIVE OPTION AGREEMENT. "Incentive Option Agreement" means an Option Agreement with respect to an Incentive Option.

2.15 NASD DEALER. "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

2.16 NONQUALIFIED OPTION. "Nonqualified Option" means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Stockholder or because it exceeds the annual limit provided for in Section 5.6 below, it shall to that extent constitute a Nonqualified Option.

2.17 NONQUALIFIED OPTION AGREEMENT. "Nonqualified Option Agreement" means an Option Agreement with respect to a Nonqualified Option.

2.18 OFFEREE. "Offeree" means a Participant to whom a Right to Purchase has been offered or who has acquired Restricted Stock under the Plan.

2.19 OPTION. "Option" means any option to purchase Common Stock granted pursuant to the Plan.

2.20 OPTION AGREEMENT. "Option Agreement" means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.

2.21 OPTIONEE. "Optionee" means a Participant who holds an Option.

2.22 PARTICIPANT. "Participant" means an individual or entity who holds an Option, a Right to Purchase or Restricted Stock under the Plan.

2.23 PURCHASE PRICE. "Purchase Price" means the purchase price per share of Restricted Stock payable upon acceptance of a Right to Purchase.

2.24 RESTRICTED STOCK. "Restricted Stock" means shares of Common Stock issued pursuant to Article 6 hereof, subject to any restrictions and conditions as are established pursuant to such Article 6.

2.25 RIGHT TO PURCHASE. "Right to Purchase" means a right to purchase Restricted Stock granted to an Offeree pursuant to Article 6 hereof.

2.26 SERVICE PROVIDER. "Service Provider" means a consultant or other person or entity who provides services to the Company or an Affiliated Company and who the Administrator authorizes to become a Participant in the Plan.

2.27 STOCK PURCHASE AGREEMENT. "Stock Purchase Agreement" means the written agreement entered into between the Company and the Offeree with respect to a Right to Purchase offered under the Plan.

2.28 10% STOCKHOLDER. "10% Stockholder" means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

                                    ARTICLE 3

ELIGIBILITY

3.1 INCENTIVE OPTIONS. Subject to Section 3.4, officers and other key employees of the Company or of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

3.2 NONQUALIFIED OPTIONS AND RIGHTS TO PURCHASE. Subject to Section 3.4, officers and other key employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options or Rights to Purchase under the Plan.

3.3 LIMITATION ON SHARES. In no event shall any Participant be granted Rights to Purchase or Options in any one calendar year pursuant to which the aggregate number of shares of Common Stock that may be acquired thereunder exceeds 150,000 shares.

3.4 RESTRICTIONS. Notwithstanding anything contained in this Plan to the contrary, including, without limitation, Sections 3.1 and 3.2 above, (i) no Incentive Options shall be issued under the Plan; and (ii) no director or officer of the Company or any Affiliated Company shall be eligible to receive any Incentive Option, Nonqualified Option or Right to Purchase, or any right to receive the same, pursuant to this Plan unless and until this Plan has been approved by the affirmative vote of holders of a majority of the outstanding shares of the Company's Common Stock.

                                    ARTICLE 4

                                   PLAN SHARES

4.1 SHARES SUBJECT TO THE PLAN. The number of shares of Common Stock that may be issued under the Plan shall be 1,500,000. For purposes of this limitation, in the event that (a) all or any portion of any Option or Right to Purchase granted or offered under the Plan can no longer under any circumstances be exercised, or
(b) any shares of Common Stock are reacquired by the Company pursuant to an Incentive Option Agreement, Nonqualified Option Agreement or Stock Purchase Agreement, the shares of Common Stock allocable to the unexercised portion of such Option or such Right to Purchase, or the shares so reacquired, shall again be available for grant or issuance under the Plan.

4.2 CHANGES IN CAPITAL STRUCTURE. In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend, or other change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Option Agreements, Rights to Purchase and Stock Purchase Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

                                    ARTICLE 5

                                     OPTIONS

5.1 OPTION AGREEMENT. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, vesting provisions relating to such Option, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable, including, without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to an Option Agreement. Each Option Agreement may be different from each other Option Agreement.

5.2 EXERCISE PRICE. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following: (a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted, (b) the Exercise Price of a Nonqualified Option shall not be less than 100% of Fair Market Value on the date the Nonqualified Option is granted, and (c) if the person to whom an Option is granted is a 10% Stockholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Option is granted.

5.3 PAYMENT OF EXERCISE PRICE. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Optionee, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Optionee's promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Optionee; (f) the waiver of compensation due or accrued to the Optionee for services rendered; (g) provided that a public market for the Common Stock exists, a "same day sale" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (h) provided that a public market for the Common Stock exists, a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (i) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

5.4 TERM AND TERMINATION OF OPTIONS. The term and termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Stockholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

5.5 VESTING AND EXERCISE OF OPTIONS. Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives, as shall be determined by the Administrator.

5.6 ANNUAL LIMIT ON INCENTIVE OPTIONS. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock shall not, with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year, exceed $100,000.

5.7 NONTRANSFERABILITY OF OPTIONS. No Option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee; provided, however, that, in the discretion of the Administrator, any Option may be assigned or transferred in any manner which such Option is permitted to be assigned or transferred under the Code.

5.8 RIGHTS AS STOCKHOLDER. An Optionee or permitted transferee of an Option shall have no rights or privileges as a Stockholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

                                    ARTICLE 6

                               RIGHTS TO PURCHASE

6.1 NATURE OF RIGHT TO PURCHASE. A Right to Purchase granted to an Offeree entitles the Offeree to purchase, for a Purchase Price determined by the Administrator, shares of Common Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives.

6.2 ACCEPTANCE OF RIGHT TO PURCHASE. An Offeree shall have no rights with respect to the Restricted Stock subject to a Right to Purchase unless the Offeree shall have accepted the Right to Purchase within ten (10) days (or such longer or shorter period as the Administrator may specify) following the grant of the Right to Purchase by making payment of the full Purchase Price to the Company in the manner set forth in Section 6.3 hereof and by executing and delivering to the Company a Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

6.3 PAYMENT OF PURCHASE PRICE. Subject to any legal restrictions, payment of the Purchase Price upon acceptance of a Right to Purchase Restricted Stock may be made, in the discretion of the Administrator, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Offeree's promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Offeree; (f) the waiver of compensation due or accrued to the Offeree for services rendered; or (g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

6.4 RIGHTS AS A STOCKHOLDER. Upon complying with the provisions of Section 6.2 hereof, an Offeree shall have the rights of a Stockholder with respect to the Restricted Stock purchased pursuant to the Right to Purchase, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in the Stock Purchase Agreement. Unless the Administrator shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company in accordance with the terms of the Stock Purchase Agreement.

6.5 RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement or by the Administrator. In the event of termination of a Participant's employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Stock Purchase Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable at the discretion of the Administrator, to repurchase (i) at the original Purchase Price, any shares of Restricted Stock which have not vested as of the date of termination, and (ii) at Fair Market Value, any shares of Restricted Stock which have vested as of such date, on such terms as may be provided in the Stock Purchase Agreement.

6.6 VESTING OF RESTRICTED STOCK. The Stock Purchase Agreement shall specify the date or dates, the performance goals or objectives which must be achieved, and any other conditions on which the Restricted Stock may vest.

6.7 DIVIDENDS. If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.

6.8 NONASSIGNABILITY OF RIGHTS. No Right to Purchase shall be assignable or transferable except by will or the laws of descent and distribution or as otherwise provided by the Administrator.

                                    ARTICLE 7

                           ADMINISTRATION OF THE PLAN

7.1 ADMINISTRATOR. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

7.2 POWERS OF THE ADMINISTRATOR. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Incentive Options or Nonqualified Options shall be granted and Rights to Purchase shall be offered, the number of shares to be represented by each Option and Right to Purchase and the consideration to be received by the Company upon the exercise thereof; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Option Agreements and Stock Purchase Agreements;
(e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant's rights under any Option or Right to Purchase under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement or Stock Purchase Agreement; (g) to accelerate the vesting of any Option or release or waive any repurchase rights of the Company with respect to Restricted Stock; (h) to extend the exercise date of any Option or acceptance date of any Right to Purchase; (i) to provide for rights of first refusal and/or repurchase rights; (j) to amend outstanding Option Agreements and Stock Purchase Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Option or Right to Purchase or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants.

7.3 LIMITATION ON LIABILITY. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person's conduct in the performance of duties under the Plan.

                                    ARTICLE 8

                                CHANGE IN CONTROL

8.1 CHANGE IN CONTROL. In order to preserve a Participant's rights in the event of a Change in Control of the Company (i) the time period relating to the exercise or realization of all outstanding Options and Rights to Purchase shall automatically accelerate immediately prior to consummation of such Change in Control if the Administrator does not take the action described in subitem (C) of this Section 8.1 and (ii) with respect to Options and Rights to Purchase, the Administrator in its discretion may, at any time an Option or Right to Purchase is granted, or at any time thereafter, take one or more of the following actions: (A) provide for the purchase of each Option or Right to Purchase for an amount of cash or other property that could have been received upon the exercise of the Option or Right to Purchase had the Option been currently exercisable,
(B) adjust the terms of the Options and Rights to Purchase in a manner determined by the Administrator to reflect the Change in Control, (C) cause the Options and Rights to Purchase to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Options and Rights to Purchase, or the substitution for such Options and Rights to Purchase of new options and new rights to purchase of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and Exercise Prices, in which event the Plan and such Options and Rights to Purchase, or the new options and rights to purchase substituted therefor, shall continue in the manner and under the terms so provided or (D) make such other provision as the Committee may consider equitable. If the Administrator does not take any of the forgoing actions, all Options and Rights to Purchase shall terminate upon the consummation of the Change in Control and the Administrator shall cause written notice of the proposed transaction to be given to all Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

                                    ARTICLE 9

                      AMENDMENT AND TERMINATION OF THE PLAN

9.1 AMENDMENTS. The Board may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Option Agreement or Stock Purchase Agreement without such Participant's consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionee more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

9.2 PLAN TERMINATION. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Options or Rights to Purchase may be granted under the Plan thereafter, but Option Agreements, Stock Purchase Agreements and Rights to Purchase then outstanding shall continue in effect in accordance with their respective terms.

                                   ARTICLE 10

                            CANCELLATION & RECISSION

10.1 NON-COMPETITION. Unless an Option Agreement specifies otherwise, the Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Options at any time if the Participant in nor in compliance with all applicable provisions of the Option Agreement and the Plan, or if the Participant engages in any "Adverse Activity." For purposes of this Section 10, "Adverse Activity" shall include: (i) the disclosure to anyone outside the Company, or the use in other than the Company's business, without prior written authorization from the Company, of any confidential information or material relating to the business of the Company, acquired by the Participant either during or after employment with the Company;
(ii) the failure or refusal to disclose promptly and to assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company; or (iii) activity that results in termination of the Participant's employment for Cause.

10.2 AGREEMENT UPON EXERCISE. Upon exercise, payment or delivery pursuant to an Option Agreement, the Participant shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event a Participant fails to comply with the provisions of paragraphs (i)-(iii) of Section 10.1 prior to, or during the six (6) months after, any exercise, payment or delivery pursuant to an Option Agreement, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

                                   ARTICLE 11

                                 TAX WITHHOLDING

11.1 WITHHOLDING. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options exercised or Restricted Stock issued under the Plan. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or as a result of the purchase of or lapse of restrictions on Restricted Stock or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant's tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

                                   ARTICLE 12

                                  MISCELLANEOUS

12.1 BENEFITS NOT ALIENABLE. Other than as provided above, benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

12.2 NO ENLARGEMENT OF EMPLOYEE RIGHTS. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company to discharge any Participant at any time.

12.3 APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Stock Purchase Agreements, except as otherwise provided herein, will be used for general corporate purposes.

12.4 ANNUAL REPORTS. During the term of this Plan, the Company will furnish to each Participant copies of annual financial reports that the Company distributes generally to its stockholders.

EXHIBIT B

                                  ALPHARx, INC.

                             AUDIT COMMITTEE CHARTER

      The Audit Committee is appointed by the Board of Directors (Board) to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, and (3) the independence and performance of the Company's internal and external auditors.

      The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. The Audit Committee shall be appointed by the Board of Directors and will consist of at least two members. The Chairman of the Audit Committee will be appointed by the Board.

      The Audit Committee will meet at least four times per year, with the authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting in person, or via tele- or video-conference. Meeting agendas will be prepared and provided in advance to members along with appropriate briefing materials. Minutes of the meetings will be prepared and distributed.

      The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

      The Audit Committee shall make regular reports to the Board of Directors about committee activities, issues and related recommendations. The Committee shall provide an open avenue of communication between internal audit, the independent auditors and the Board.

      The Audit Committee shall:

            1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the full Board of Directors for approval.

            2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

            3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgements made in connection with the preparation of the Company's financial statements.

            4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q.

            5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

            6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, the internal auditors or management.

            7. Recommend to the Board of Directors the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board which, as representatives of the shareholders, have the ultimate authority and responsibility for the selection, evaluation, and where appropriate, replacement of the outside auditor (or the nomination of the outside auditor to be proposed for shareholder approval in the Company's proxy statement).

            8. Approve the fees to be paid to the independent auditor.

            9. Receive periodic formal, written reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.

            10. Evaluate together with the Board of Directors the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

            11. Review the appointment and replacement of the senior internal auditing executive.

            12. Review the significant reports to management prepared by the internal auditing department and management's responses.

            13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

            14. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

            15. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements.

            16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

                  a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

                  b. Any changes required in the planned scope of the internal audit.

                  c. The Internal Audit Department responsibilities, budget and staffing.

            17. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

            18. Advise the Board of Directors with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

            19. Review with the Company's legal counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

            20. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

            21. Review the effectiveness of the internal audit function, including compliance with the Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

            22. Institute and oversee special investigations as needed. It is not the duty of the Audit Committee to conduct such investigations.

            23. Confirm annually that all responsibilities outlined in this charter have been carried out.

            24. Evaluate the Committee's performance on a regular basis.

            25. Report, as required, to the shareholders, describing the committee's composition, responsibilities and how they were discharged, and any other information required by rule.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.